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[NATIONSBANK LOGO]
NationsBank of Texas N.A.                    FIXED OR VARIABLE RATE
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                                        901 MAIN STREET                     Officer          Account Number       Date of Note
                                        PO BOX 831400
                                        DALLAS TX 75283-1400               [ILLEGIBLE]
 80  29  1715097                        DALLAS COUNTY                         8521            0001019311479         97/09/26
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Borrower's Name & Address                                                             Interest Rate
KENNETH Z. SCOTT                       -------------------------------------------------------------------------------------------
17121 CLUB HILL DR                     [ ] Fixed Rate of                      % per annum or  The Consumer Base Rate or Other Rate
                                       [ ] Lender's Consumer Base Rate plus                %  are defined to be that named rate as
                                           per annum or                                       announced or published by the entity
DALLAS                    TX  75248    [X] Other Rate NATIONSBANK PRIME                       indicated in the adjoining box from
                                           PLUS 1.00% PER ANNUM                               time to time and which may not be the
                                                                                              lowest interest rate charged by
                                                                                              Lender. For purposes of this Note,
                                                                                              the Interest Rate will be deemed to
                                                                                              be at least 3.00% per annum even if
                                                                                              the actual rate is lower.
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I promise to pay to the order of NationsBank of Texas, N.A. ("Lender") the principal of $325,808.53 ("Amount of Note") plus interest on the unpaid principal balance at the interest rate indicated above. The Amount of Note will be advanced to me in one lump sum. Payment(s) will be made at the address shown above and in accordance with the Payment Schedule set out in the Federal
Truth in Lending Disclosure. I also agree to pay any other charges authorized by this Promissory Note. Items preceded by a box are applicable only if checked.

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FEDERAL TRUTH IN LENDING DISCLOSURE
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  ANNUAL PERCENTAGE RATE                FINANCE CHARGE                   AMOUNT FINANCED                    TOTAL OF PAYMENTS
The cost of my credit as a yearly     The dollar amount the credit     The amount of credit provided      The amount I will have
rate.                                 will cost me.                    to me or on my behalf.             paid after I have made
                                                                                                          all payments as scheduled.
          9.500               %       $       53,169.28                $     325,808.53                   $      378,977.81
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MY PAYMENT SCHEDULE WILL BE:
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No. of Payments          Amount of Payments            When Payments are due
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     1                        $6,783.95                FIRST PAYMENT DUE DECEMBER 15, 1997
     5                         VARIES                  QUARTERLY BEGINNING MARCH 15, 1998
     1                      $333,610.08                FINAL PAYMENT DUE JUNE 15, 1999
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    [X] The amount of each payment varies because a finance charge is applied to the unpaid Amount of Note and the largest payment is $7,801.56

        and the smallest payment is $7,631.96

Security: I am giving a security interest in:

   [X] Goods or Property Being Purchased

   [ ]

Collateral securing other loans with you may also secure this loan, except that my primary dwelling will not secure this loan.

VARIABLE RATE:  If this is a variable rate loan, the Interest Rate may increase during the term of this transaction if your
                Consumer Base Rate or Other Rate increases. Any increase will take form of: [ ] higher payment amounts, or
                [X] a larger amount due at maturity. For this Promissory Note, the Interest Rate will never be less than
                5.00% per annum.

                If my loan were for $6,000.00 at 14.00% for 48 months, and the rate increased 1% at the end of 12 months, my regular payment would increase by $ N/A, or my final payment would increase by $105.44.

                The variable rate index used to determine your Other Rate, if applicable, is indicated in the Promissory Note above this Federal Truth in Lending Disclosure.

PREPAYMENT: If I pay this loan off early, I will not have to pay a penalty.  Filing Fees:  $ N/A
I will see this Promissory Note and other loan documents for additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and for further information about Lender's security interest.
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ITEMIZATION OF THE AMOUNT FINANCED

1. Amount given to me directly     (PAY DIRECTLY TO PEROT SYSTEMS CORP)                                           $ 325,808.53

2. Amount paid on my Bank loan account                                                                            $        .00

3. Amount paid to others on my behalf:

   A. For Credit Life and A/H Insurance      To: Insurance Company                   $         .00

   B. Filing Fees                            To: Public Officials                    $         .00

   C. Attorney Fees                          To:                                     $         .00

   D. For:                                   To:                                     $         .00

   E. For:                                   To:                                     $         .00

   F. For:                                   To:                                     $         .00

   G. For:                                   To:                                     $         .00

   Total A through G                                                                                              $        .00

TOTAL AMOUNT FINANCED (Add 1, 2 and 3)                                                                            $ 325,808.53
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I hereby authorize you to draft my         Account Number           Signature
deposit account for the loan payments.     N/A
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OTHER INSURANCE: I am not requried to take credit life or credit accident and health insurance to obtain this loan. Such coverage will not be provided unless I sign the request below and agree to pay the additional cost. The amount of insurance coverage I have will be the amount stated in the insurance policy/certificate or the Total of Payments, whichever is less and the premium for this insurance is included in the Amount Financed. If a Co-Borrower also signs this Promissory Note, he or she is only entitled to take joint credit life insurance.
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INSURANCE                                  Premium          Term                            Premium          Term
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Credit Life                                N/A              N/A       Accident and Health   N/A              N/A
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I elect the insurance indicated by the premiums shown above.   Signature _________________________________________________________

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[ ] REQUIRED PROPERTY INSURANCE-IF THIS BOX IS CHECKED, PROPERTY INSURANCE IS REQUIRED IN CONNECTION WITH THIS LOAN AND I HAVE
    THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY ME OR OF
    PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN
    TEXAS.
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COLLATERAL & SECURITY AGREEMENT

Collateral will consist of: ______________________________________________________________________________________________________
 LETTER OF BUYBACK & STOCK


Collateral will be used by the primarily for: [X] Personal, Family, or Household Purposes or [ ] Business
Collateral will be located in DALLAS County at [X] Borrower's Address [ ] Other Address:

I grant to you a security interest in the above described Collateral, together with all parts and equipment used in connection therewith, additions, replacements, accessions, proceeds, products, and similar after-acquired property: provided this security interest shall not attach to after-acquired consumer goods, except accessions, unless I acquire rights in such after-acquired consumer goods within ten days after you give value. This security interest is given to secure payment of all my present and future indebtedness of any type to you, including without limitation; future advances; all expenditures by you for taxes, insurance, repairs to and maintenance of Collateral; and the reasonable cost for repossessing, storing, preparing for sale, or selling the Collateral. The terms of this Security Agreement include the provisions printed on the reverse side.
SIGNATURES FOR PARTY SIGNING SECURITY AGREEMENT ONLY. I grant Lender/Secured Party a security interest in the Collateral but do not assume personal liability on the Promissory Note. (Warning: I will not sign here if I signed below): X _____________________
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ADDITIONAL TERMS OF THE PROMISSORY NOTE (Words not defined elsewhere in this Promissory Note have the meanings shown in the
Federal Truth in Lending Disclosure.)
AMOUNT OF PAYMENTS: The Amount of Payments shown in the Federal Truth in Lending Disclosure assumes I will make the payments exactly when they are due and if the Interest Rate is tied to your Consumer Base Rate or Other Rate, that such Rates do not change.
I will make payments in the Amount of Payments shown in the Federal Truth in Lending Disclosure. If this Promissory Note is payable in equal monthly installments (except for a final balloon payment, if any), and the Interest Rate is tied to your Consumer Base Rate or Other Rate, the amount of my monthly payment may change at the end of each 12-month period to an amount sufficient to repay in full at the then-current Interest Rate, in substantially equal monthly installments, the unpaid balance as if this Note were to be due and payable N/A months from its date. In such event, you will send me a new payment book specifying the new payment amount.
If payments vary, I will pay the fixed part of the Amount of Payments as set out in the Truth in Lending Disclosure on each payment date plus all accrued and unpaid interest. If payments are equal, each payment shall be applied first to interest due and then to the unpaid Amount Financed. In any event, I will pay the unpaid principal balance of the Promissory Note plus all accrued and unpaid interest on the final payment due date as set out in the Truth in Lending Disclosure. If the Interest Rate is tied to your Consumer Base Rate or Other Rate, the Interest Rate shall change with each change in your Consumer Base Rate or Other Rate as of the date of any such change without notice to me, but shall not exceed the higher of the indicated rate ceiling in effect from time to time under Article 5069-1.04 of V.A.T.S. or any ceiling authorized by any other applicable law.
PLEASE READ THE ADDITIONAL TERMS OF THIS PROMISSORY NOTE ON THE REVERSE SIDE BEFORE SIGNING.
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NOTICE TO CONSUMER: UNDER TEXAS LAW, IF YOU CONSENT TO THIS AGREEMENT, YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS 24% PER YEAR
(NOTICE NOT APPLICABLE TO FIXED RATE NOTES.)
BORROWER'S SIGNATURE(S) FOR PROMISSORY NOTE AND SECURITY AGREEMENT. I/We agree to the terms of this Promissory Note and Security
Agreement ("this Agreement") and acknowledge receiving a completed copy of this Agreement and all other documents signed by
Borrower in connection with this loan. The terms and conditions on the reverse side are made a part of this Agreement and are incorporated herein by reference. If signing as a Co-Borrower, I/We acknowledge reading the Notice to Cosigner on the reverse side.
As used in this Promissory Note, the words "you", "your", "yours" mean the Lender. The words, "I", "we", "my", "our", "me", "mine", mean each Borrower or Co-Borrower, jointly and severally, if there is more than one Borrower.

/s/ KENNETH Z. SCOTT
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KENNETH Z. SCOTT
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